Exhibit (g)(1)(B)

September 24, 2026

State Street Bank and Trust Company Channel Center

One Iron Street

Boston,Massachusetts 02210

Attention: Mark Branigan

Re: Appendix A to Master Custodian Agreement dated September 10, 2008 for JH Funds, JH Funds III, JH ETF, JH MABL, JH CQS ABS, JH CQS MAC and MPC+ (the “Agreement”)

Dear Mark:

Please be advised that John Hancock Exchange-Traded Fund Trust (the “Trust”) has established two (2) new series of shares to be known as:

John Hancock International Dynamic Growth Select ETF

John Hancock Multi Asset Credit ETF

(the “Funds”)

In accordance with the Master Custodian Agreement dated as of September 10, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, the Funds hereby requests that State Street Bank and Trust Company act as Custodian for the Funds. In addition to the foregoing, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to John Hancock Funds, John Hancock Funds III, John Hancock Exchange-Traded Fund Trust, John Hancock Marathon Asset-Based Lending Fund, John Hancock CQS Asset Backed Securities Fund, John Hancock CQS Multi Asset Credit Fund and Manulife Private Credit Plus Fund.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Sincerely,

JOHN HANCOCK FUNDS JOHN HANCOCK FUNDS III
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST
JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND
JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND
JOHN HANCOCK CQS MULTI ASSET CREDIT FUND
MANULIFE PRIVATE CREDIT PLUS FUND

By:	/s/ Fernando Silva
Name Fernando Silva
Title: Chief Financial Officer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan
Name: Mark Branigan
Title: Vice President, Investment Services

Attachment

2

Appendix A to the

MASTER CUSTODIAN AGREEMENT

dated September 10, 2008

Between

John Hancock Funds and

State Street Bank and Trust Company

Amended as of:

September 24 , 2026

Fund No.	Trusts and Funds of John Hancock Funds:	Adviser: John Hancock Investment Management LLC. Subadvisor for Fund:
OPEN-END FUNDS:
JOHN HANCOCK BOND TRUST
2X05	John Hancock High Yield Fund	Manulife Investment Management (US) LLC
2X06	John Hancock Investment Grade Bond Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
2X08	John Hancock California Municipal Bond Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK CAPITAL SERIES
2X32	John Hancock Classic Value Fund	Pzena Investment Management, LLC
2X26	John Hancock U.S. Global Leaders Growth Fund	Sustainable Growth Advisers, LP
JOHN HANCOCK COLLATERAL TRUST
2X45	John Hancock Collateral Trust	Manulife Investment Management (US) LLC
JOHN HANCOCK CURRENT INTEREST
2X25	John Hancock Money Market Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK FUNDS III
2CK7	John Hancock Disciplined Value Fund	Boston Partners Global Investors, Inc.
2Y56	John Hancock Disciplined Value Mid Cap Fund	Boston Partners Global Investors, Inc.
2Y77	John Hancock U.S. Growth Fund	Wellington Management Company LLP
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST
2DHY	John Hancock Core Bond ETF	Manulife Investment Management (US) LLC
2DHZ	John Hancock Core Plus Bond ETF	Manulife Investment Management (US) LLC
2CAW	John Hancock Corporate Bond ETF	Manulife Investment Management (US) LLC
2Y7D	John Hancock Disciplined Value International Select ETF	Boston Partners Global Investors, Inc.
2DIU	John Hancock Disciplined Value Select ETF	Boston Partners Global Investors, Inc.

A-1

2CHS	John Hancock Dynamic Municipal Bond ETF	Manulife Investment Management (US) LLC
2CHU	John Hancock Fundamental All Cap Core ETF	Manulife Investment Management (US) LLC
2ZCP	John Hancock Global Senior Loan ETF	CQS (US), LLC
2DN9	John Hancock Hedged Equity ETF	CQS (US), LLC
2Y7E	John Hancock High Yield ETF	Marathon Asset Management LP
2AFA	John Hancock International Dynamic Growth Select ETF	Axiom Investors LLC
2FAR	John Hancock International High Dividend ETF	Manulife Investment Management (US) LLC
2XLM	John Hancock Large Cap Opportunities ETF	Manulife Investment Management (US) LLC
2CA1	John Hancock Mortgage-Backed Securities ETF	Manulife Investment Management (US) LLC
2AFE	John Hancock Multi Asset Credit ETF	CQS (US), LLC
2Y7X	John Hancock Multifactor Developed International ETF	Dimensional Fund Advisors LP
2Y7Z	John Hancock Multifactor Emerging Markets ETF	Dimensional Fund Advisors LP
2Y7L	John Hancock Multifactor Large Cap ETF	Dimensional Fund Advisors LP
2Y7Q	John Hancock Multifactor Mid Cap ETF	Dimensional Fund Advisors LP
2Y7Y	John Hancock Multifactor Small Cap ETF	Dimensional Fund Advisors LP
2CA0	John Hancock Preferred Income ETF	Manulife Investment Management (US) LLC
2CCX	John Hancock U.S. High Dividend ETF	Manulife Investment Management (US) LLC
JOHN HANCOCK INVESTMENT TRUST
2CAY	John Hancock Fundamental Equity Income Fund	Manulife Investment Management (US) LLC
2CHW	John Hancock Global Climate Action Fund	Manulife Investment Management (US) LLC
2X63	John Hancock Infrastructure Fund	Wellington Management Company LLP
2C9L	John Hancock Mid Cap Growth Fund	Wellington Management Company LLP
2X64	John Hancock Small Cap Core Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK INVESTMENT TRUST II
2X13	John Hancock Financial Industries Fund	Manulife Investment Management (US) LLC
2X14	John Hancock Regional Bank Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
2X09	John Hancock High Yield Municipal Bond Fund	Manulife Investment Management (US) LLC
2X1G	John Hancock Short Duration Municipal Opportunities Fund	Manulife Investment Management (US) LLC
2X11	John Hancock Municipal Opportunities Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK SOVEREIGN BOND FUND
2X03	John Hancock Bond Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK STRATEGIC SERIES

Information Classification: Limited Access

A-2

2X07	John Hancock Income Fund	Manulife Investment Management (US) LLC
2CHV	John Hancock Managed Account Shares Bond Completion Portfolio	Manulife Investment Management (US) LLC
2X0A	John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC
2X0B	John Hancock Managed Account Shares Securitized Debt Portfolio	Manulife Investment Management (US) LLC
2X0D	John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC
2XA9	John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	Manulife Investment Management (US) LLC
JOHN HANCOCK CLOSED END FUNDS:
2Y61	John Hancock Diversified Income Fund	Wellington Management Company LLP
2X21	John Hancock Financial Opportunities Fund	Manulife Investment Management (US) LLC
2X17	John Hancock Income Securities Trust	Manulife Investment Management (US) LLC
2X18	John Hancock Investors Trust	Manulife Investment Management (US) LLC
2X27	John Hancock Preferred Income Fund	Manulife Investment Management (US) LLC
2X28	John Hancock Preferred Income Fund II	Manulife Investment Management (US) LLC
2X30	John Hancock Preferred Income Fund III	Manulife Investment Management (US) LLC
2X23	John Hancock Premium Dividend Fund	Manulife Investment Management (US) LLC
2XZK	John Hancock Tax-Advantaged Dividend Income Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND
JHAC	John Hancock Marathon Asset-Based Lending Fund	Marathon Asset Management LP
JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND
2XPK	John Hancock CQS Asset Backed Securities Fund	CQS (US) LLC
JOHN HANCOCK CQS MULTI ASSET CREDIT FUND
2YCK	John Hancock CQS Multi Asset Credit Fund	CQS (US) LLC
MANULIFE PRIVATE CREDIT PLUS FUND
JHNC	Manulife Private Credit Plus Fund	Manulife Investment Management (US) LLC

A-3